UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2005
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20774	75-2142963
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

1231 Greenway Drive, Suite 600	75038
Irving, Texas	(Zip Code)
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Employment Separation Agreement
Consulting Agreement

Item 1.01. Entry into a Material Definitive Agreement

Employment Separation Agreement and Consulting Agreement with Donald H. Neustadt

In accordance with the terms of the previously disclosed Employment Agreement between Donald H. Neustadt and ACE entered into on August 23, 2004, Mr. Neustadt and ACE have entered into an Employment Separation Agreement whereby Mr. Neustadt’s employment with the Company ceased effective June 30, 2005. Mr. Neustadt will continue to serve as a director of the Company.

The Employment Separation Agreement provides for (1) a general release by each of the Company and Mr. Neustadt, in favor of the other and the other’s related persons and entities, of all claims (subject to certain exceptions) regarding Mr. Neustadt’s employment with the Company through June 30, 3005 and (2) the vesting of all unvested stock options held by Mr. Neustadt and the release from all restrictions of all restricted stock held by Mr. Neustadt.

Also, as contemplated (and previously disclosed), effective July, 1, 2005, Mr. Neustadt and ACE entered into a Consulting Agreement under which Mr. Neustadt will render consulting services to ACE through June 30, 2011, unless the consulting relationship is terminated earlier in accordance with the Consulting Agreement.

Under the Consulting Agreement:

•	ACE will (1) pay Mr. Neustadt a consulting fee of $19,125 per month, (2) during Mr. Neustadt’s life, pay all health insurance premiums for him and his wife, and (3) reimburse Mr. Neustadt’s reasonable out-of-pocket expenses incurred to perform the consulting services.

•	During the consulting period, Mr. Neustadt will be obligated to comply with certain nondisclosure, noncompetition, and nonsolicitation covenants.

•	If the consulting relationship is terminated before the expiration of the term of the Consulting Agreement because of Mr. Neustadt’s death or permanent disability, ACE will be obligated to continue to pay the monthly consulting fees to Mr. Neustadt or his estate. If the consulting relationship terminates because of a change in control of ACE (as defined in the Consulting Agreement), ACE will be obligated to pay Mr. Neustadt a lump-sum amount equal to the sum of all consulting fees that would thereafter have been payable under the Consulting Agreement and an amount equal to the then present actuarial value of the health insurance benefits that would thereafter have been provided during Mr. Neustadt’s life, except that if Mr. Neustadt violates any of his restrictive covenants before June 30, 2011, he will have to repay ACE or its successor certain of those termination amounts (plus interest). ACE will have no obligation to pay any further amounts to Mr. Neustadt if ACE terminates the consulting relationship because of any uncured material breach of the Consulting Agreement by Mr. Neustadt.

Forward-looking Statements

This Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “target,” “goal,” “should,” “would,” and terms with similar meanings.

Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, these views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties and other factors, could cause the actual results to differ materially from these in the forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, matters described in this Report and ACE’s other reports filed with the Securities and Exchange Commission, such as:

•	ACE’s relationships with Republic Bank & Trust Company, with Travelers Express Company, Inc. and its affiliates, and with its lenders;

•	ACE’s relationships with providers of services or products offered by ACE or property used in its operations;

•	federal and state governmental regulation of check cashing, short-term consumer lending and related financial services businesses;

•	any impact on the loans offered by Republic Bank & Trust Company at ACE’s stores in Texas, Pennsylvania and Arkansas from the implementation of the revised Guidelines for Payday Lending announced on March 1, 2005 by the Federal Deposit Insurance Corporation, which revised Guidelines provide guidance to banks that engage in payday lending, and include a requirement that such banks develop procedures to ensure that a payday loan is not provided to any customer with payday loans outstanding from any lender for more than 3 months in the previous 12 months;

•	any litigation regarding ACE’s short-term consumer lending activities;

•	theft and employee errors;

•	the availability of adequate financing, suitable locations, acquisition opportunities and experienced management employees to implement ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer services offered by ACE;

•	the terms and performance of third-party services offered at ACE’s stores; and

•	customer demand and response to services offered at ACE’s stores.

ACE expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

10.1	Employment Separation Agreement dated to be effective as of June 30, 2005, between ACE and Donald H. Neustadt.

10.2	Consulting Agreement dated to be effective as of July 1, 2005 between ACE and Donald H. Neustadt.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.
Dated: July 5, 2005	By:	/s/ WALTER E. EVANS
Walter E. Evans
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Separation Agreement dated to be effective as of June 30, 2005, between ACE and Donald H. Neustadt.

10.2	Consulting Agreement dated to be effective as of July 1, 2005 between ACE and Donald H. Neustadt.